Guarantees and purchase obligations	12 Months Ended
Dec. 31, 2017
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Guarantees and purchase obligations
35.	Guarantees and purchase obligations

At 31 December 2017, outstanding purchase commitments with respect to property, plant and equipment, inventory, advertising and sponsorship amount to TL 592,956 (31 December 2016: TL 915,868). Payments for these commitments will be made within 3 years.

The Group is contingently liable in respect of letters of guarantee obtained from banks and given to public institutions and private entities, and financial guarantees provided to subsidiaries amounting to TL 4,926,916 at 31 December 2017 (31 December 2016: TL 2,370,723).

At 31 December 2017, the Company has commitments regarding lifecell’s 3G license amounting to UAH 217,793 (equivalent to TL 29,269 as at 31 December 2017).